Exhibit 10.6

EXECUTION VERSION

LOAN GUARANTY

THIS LOAN GUARANTY (as it may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, this “Loan Guaranty”) is entered into as of August 15, 2017, by and among EQT Avatar Intermediate, Inc., a Delaware corporation (“Holdings”), EQT Avatar Holdings, Inc., a Delaware corporation (“Buyer” or the “Initial Borrower”), Certara Holdco, Inc., a Delaware corporation (the “Parent Borrower”), Certara USA, Inc., a Delaware corporation (the “Co-Borrower” and, together with the Initial Borrower (prior to the consummation of the Closing Date Assumption (as defined in the Credit Agreement referred to below)) and the Parent Borrower, each a “Borrower” and collectively the “Borrowers”), the Subsidiary Parties (as defined below) from time to time party hereto (the foregoing, collectively, the “Loan Guarantors”) and Jefferies Finance LLC, in its capacity as administrative agent and collateral agent for the lenders party to the Credit Agreement referred to below (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENT

Reference is hereby made to that certain Credit Agreement dated as of August 15, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among, inter alios, Holdings, the Borrowers, the lenders and issuing banks party thereto from time to time (the “Lenders”) and the Administrative Agent.

The Loan Guarantors are entering into this Loan Guaranty in order to induce the Lenders to enter into and extend credit to the Borrowers under the Credit Agreement and to guarantee the Guaranteed Obligations (as defined below).

Each Loan Guarantor will obtain benefits from the incurrence of Loans by the Borrowers and the issuance of, and participation in, Letters of Credit for the account of the Borrowers and their respective subsidiaries and the incurrence by the Loan Parties of Secured Hedging Obligations and Banking Services Obligations.

ACCORDINGLY, the parties hereto agree as follows:

ARTICLE 1
Definitions

Section 1.01.      Definitions of Certain Terms Used Herein. As used in this Loan Guaranty, in addition to the terms defined in the preamble and Preliminary Statement above, the following terms shall have the following meanings:

“Accommodation Payments” has the meaning assigned to such term in Section 2.08.

“Administrative Agent” has the meaning assigned to such term in the preamble.

“Article” means a numbered article of this Loan Guaranty, unless another document is specifically referenced.

“Borrower” and “Borrowers” have the meanings assigned to such terms in the preamble.

“Credit Agreement” has the meaning assigned to such term in the preliminary statement.

“Exhibit” refers to a specific exhibit to this Loan Guaranty, unless another document is specifically referenced.

“Guaranteed Obligations” means (a) the Secured Obligations of the Borrowers and (b) any Other Secured Obligation, including any amount that would become due but for the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (excluding, for the avoidance of doubt, any Excluded Swap Obligation), together with any and all expenses which may be incurred by the Administrative Agent and the other Secured Parties in collecting any such Secured Obligation and/or Other Secured Obligation that are reimbursable in accordance with Section 9.03 of the Credit Agreement.

“Guarantor Percentage” has the meaning assigned to such term in Section 2.09.

“Guaranty Supplement” has the meaning assigned to such term in Section 3.04.

“Holdings” has the meaning assigned to such term in the preamble.

“Lenders” has the meaning assigned to such term in the preliminary statement.

“Loan Guarantors” has the meaning assigned to such term in the preamble.

“Loan Guaranty” has the meaning assigned to such term in the preamble.

“Maximum Liability” has the meaning assigned to such term in Section 2.08.

“Merger Sub” has the meaning assigned to such term in the preamble.

Non-Paying Guarantor” has the meaning assigned to such term in Section 2.08.

“Obligated Party” means each Borrower, each Loan Guarantor, each other guarantor or each other Person obligated for all or any part of the Guaranteed Obligations.

“Other Secured Obligation” means, with respect to the Loan Guaranty provided by any Loan Party, any Secured Hedging Obligation and/or Banking Services Obligation of any other Loan Party (other than any Borrower).

“Paying Guarantor” has the meaning assigned to such term in Section 2.08.

“Section” means a numbered section of this Loan Guaranty, unless another document is specifically referenced.

“Subsidiary Parties” means (a) the Restricted Subsidiaries of the Borrowers identified on Exhibit A hereto and (b) each other Restricted Subsidiary that becomes a party to this Loan Guaranty as a Subsidiary Party after the date hereof, in accordance with Section 3.04 herein and Section 5.12 of the Credit Agreement..

“UFCA” has the meaning assigned to such term in Section 2.08(a).

“UFTA” has the meaning assigned to such term in Section 2.08(a).

The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Capitalized terms used in this Loan Guaranty and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

It is understood and agreed for the avoidance of doubt that any reference herein to “the Guaranteed Obligations” shall, with respect to any Loan Guarantor, be deemed to apply only to the Guaranteed Obligations applicable to such Loan Guarantor under the definition of “Guaranteed Obligations”.

ARTICLE 2
LOAN GUARANTY

Section 2.01.      Guaranty. Except as otherwise provided for herein (including under Section 3.14), each Loan Guarantor hereby agrees that it is jointly and severally liable for, and, as primary obligor and not merely as surety, absolutely and unconditionally and irrevocably guarantees to the Administrative Agent (acting as agent for the Secured Parties, pursuant to Article 8 of the Credit Agreement) for the benefit of the Secured Parties, the full and prompt payment, when and as the same become due, whether at stated maturity, upon acceleration or otherwise, and at all times thereafter, of the Guaranteed Obligations. Each Loan Guarantor further agrees that the Guaranteed Obligations may be increased, extended or renewed in whole or in part without notice to or further assent from it, and that it remains bound upon its guarantee notwithstanding any such extension or renewal. In addition, if any or all of the Guaranteed Obligations become due and payable hereunder, each Loan Guarantor, unconditionally and irrevocably, promises to pay such Guaranteed Obligations to the Administrative Agent for the benefit of the Secured Parties, on demand. This Loan Guaranty is a continuing one and shall remain in full force and effect until the Termination Date, and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

Section 2.02.      Guaranty of Payment. This Loan Guaranty is a guaranty of payment and not of collection. Each Loan Guarantor understands and agrees that the Administrative Agent on behalf of the Secured Parties may enforce this Loan Guaranty up to the full amount of the Guaranteed Obligations against any Loan Guarantor. The Administrative Agent may enforce this Loan Guaranty at any time when an Event of Default exists.

Section 2.03.      No Discharge or Diminishment of Loan Guaranty.

(a)           Except as otherwise provided for herein (including under Section 3.14), the obligations of each Loan Guarantor hereunder are unconditional, irrevocable and absolute and independent of the Guaranteed Obligations or other obligations of any other Loan Guarantor and not subject to any reduction, limitation, impairment or termination for any reason, including: (i) any claim of waiver, release, extension, renewal, settlement, surrender, alteration, compromise, invalidity, rescission, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor or proceeds thereof, by operation of law or otherwise; (ii) any change in the corporate existence, structure or ownership of any Obligated Party; (iii) any insolvency, bankruptcy, reorganization or other similar proceeding affecting any other Obligated Party, or their assets or any resulting release or discharge of any obligation of any Obligated Party; (iv) the existence of any claim, setoff or other right which any Loan Guarantor may have at any time against any Obligated Party, the Administrative Agent, any Lender or any other Person, whether in connection herewith or in any unrelated transactions; (v) any direction as to application of payments by the Borrowers or by any other party; (vi) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations; (vii) any payment on or in reduction of any such other guaranty or undertaking; (viii) any dissolution, termination or increase, decrease or change in personnel by any Borrower; (ix) any payment made to any Secured Party on the Guaranteed Obligations which any such Secured Party repays to any Borrower pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Loan Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding; (x) the failure of any Loan Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Loan Guaranty; or (xi) any other circumstance (including any statute of limitations), any act or omission, or any existence of or reliance on any representation by any Secured Party that might otherwise constitute a defense available to, or a discharge of, any Loan Party or any other guarantor or surety.

(b)          Except for termination of a Loan Guarantor’s obligations hereunder or as expressly permitted by Section 3.14, the obligations of each Loan Guarantor hereunder are not subject to any defense or setoff, counterclaim, recoupment, or termination whatsoever by reason of the invalidity, illegality, or unenforceability of any of the Guaranteed Obligations or otherwise, or any Requirements of Law purporting to prohibit payment by any Obligated Party, of the Guaranteed Obligations or any part thereof.

(c)           Further, the obligations of any Loan Guarantor hereunder are not discharged or impaired or otherwise affected by: (i) the failure of the Administrative Agent to assert any claim or demand or to enforce any remedy with respect to all or any part of the Guaranteed Obligations; (ii) any waiver or modification of or supplement to any provision of any agreement relating to the Guaranteed Obligations; (iii) any release, non-perfection or invalidity of any indirect or direct security for the obligations of the Borrowers for all or any part of the Guaranteed Obligations or any obligations of any other guarantor of or other Person liable for any of the Guaranteed Obligations; (iv) any action, failure or delay to act by the Administrative Agent with respect to any Collateral securing any part of the Guaranteed Obligations; or (v) any default, failure or delay, willful or otherwise, in the payment or performance of any of the Guaranteed Obligations, or any other circumstance, act, omission or delay that might in any manner or to any extent vary the risk of such Loan Guarantor or that would otherwise operate as a discharge of any Loan Guarantor as a matter of law or equity, in each case other than as set forth in Section 3.14.

Section 2.04.      Defenses Waived. To the fullest extent permitted by applicable Requirements of Law, and except for termination of a Loan Guarantor’s obligations hereunder or as otherwise provided for herein (including under Section 3.14), each Loan Guarantor hereby waives any defense based on or arising out of any defense of any Obligated Party or arising out of the disability of any Obligated Party or the unenforceability of all or any part of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Obligated Party. Without limiting the generality of the foregoing, each Loan Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and, to the fullest extent permitted by applicable Requirements of Law, any notice not provided for herein or in any other Loan Document, including any notice of nonperformance, notice of protest, notice of dishonor, notice of acceptance of this Loan Guaranty, and any notice of the existence, creation or incurring of new or additional Guaranteed Obligations, as well as any requirement that at any time any action be taken by any Person against any Obligated Party, or any other Person, including any right (except as may be required by applicable Requirements of Law and to the extent the relevant requirement cannot be waived) to require the Administrative Agent to (i) proceed against any other guarantor or any other party, (ii) proceed against or exhaust any security held from any other party or (iii) pursue any other remedy in the Administrative Agent’s power whatsoever. The Administrative Agent may, at its election and in accordance with the terms of the applicable Loan Documents, foreclose on any Collateral held by it by one or more judicial or nonjudicial sales, accept an assignment of any such Collateral in lieu of foreclosure or otherwise act or fail to act with respect to any Collateral securing all or a part of the Guaranteed Obligations, and the Administrative Agent may, at its election, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Obligated Party or exercise any other right or remedy available to it against any Obligated Party, or any security, without affecting or impairing in any way the liability of such Loan Guarantor under this Loan Guaranty, except as otherwise provided in Section 3.14. To the fullest extent permitted by applicable Requirements of Law, each Loan Guarantor waives any defense arising out of any such election even though such election may operate, pursuant to applicable Requirements of Law, to impair or extinguish any right of reimbursement, contribution, indemnification or subrogation or other right or remedy of any Loan Guarantor against any Obligated Party or any security.

Section 2.05.      Authorization. Each Loan Guarantor authorizes the Administrative Agent without notice or demand or, except as may be required by any Loan Document, consent by any Loan Guarantor (except as may be required by applicable Requirements of Law and to the extent the relevant requirement cannot be waived), and without affecting or impairing its liability hereunder (except as set forth in Section 3.14), from time to time, subject to the terms of the referenced Loan Documents, to:

(a)          change the manner, place or terms of payment of, and/or change or extend the time of payment of, renew, increase, accelerate or alter, any of the Guaranteed Obligations (including any increase or decrease in the principal amount thereof or the rate of interest or fees thereon), any security therefor, or any liability incurred directly or indirectly in respect thereof, and this Loan Guaranty shall apply to the Guaranteed Obligations as so changed, extended, renewed or altered;

(b)          take and hold security for the payment of the Guaranteed Obligations and sell, exchange, release, impair, surrender, realize upon or otherwise deal with in any manner and in any order any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, the Guaranteed Obligations or any liabilities (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or any offset there against;

(c)          exercise or refrain from exercising any rights against any Obligated Party or others or otherwise act or refrain from acting;

(d)          release or substitute any endorser, any guarantor, any Borrower, any other Loan Party and/or any other obligor;

(e)          settle or compromise any of the Guaranteed Obligations, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and/or subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Obligated Party to its creditors other than the Secured Parties;

(f)           apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of any Obligated Party to the Secured Parties regardless of what liability or liabilities of such Obligated Party remain unpaid;

(g)          consent to or waive any breach of, or any act, omission or default under, this Loan Guaranty, the Credit Agreement, any other Loan Document, any Hedge Agreement with respect to any Secured Hedging Obligation or any of the instruments or agreements referred to herein or therein, or otherwise amend, modify or supplement this Loan Guaranty, the Credit Agreement, any other Loan Document, any Hedge Agreement with respect to any Secured Hedging Obligation or any of such other instruments or agreements; and/or

(h)          take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of the Loan Guarantors from their respective liabilities under this Loan Guaranty (including any action or omission whatsoever that might otherwise vary the risk of such Loan Guarantor or constitute a legal or equitable defense to or discharge of the liabilities of a guarantor or surety or that might otherwise limit recourse against such Loan Guarantor).

Section 2.06.      Rights of Subrogation. Each Loan Guarantor hereby subordinates to the payment in full in cash of the Guaranteed Obligations all rights, claims or causes of action, including any claim of subrogation, contribution, exoneration or indemnification, that it has against any Loan Party or any Collateral in respect of this Loan Guaranty (whether contractual, under Section 509 of the Bankruptcy Code or otherwise), whether or not such right, claim or cause of action arises in equity or under contract, statute or common law, including the right to take or receive from any Borrower or Loan Party, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until the occurrence of the Termination Date; provided that if any amount is paid to such Loan Guarantor on account of such subrogation rights at any time prior to the Termination Date, then unless such Loan Guarantor has already discharged its liabilities under this Loan Guaranty in an amount equal to such Loan Guarantor’s Maximum Liability as of such date, such amount shall be held by the recipient Loan Guarantor in trust for the benefit of the Secured Parties and shall forthwith be paid by the recipient Loan Guarantor to the Administrative Agent (for the benefit of the Secured Parties) to be credited and applied to the Guaranteed Obligations, whether matured or unmatured, in accordance with Section 2.18(b) of the Credit Agreement

Section 2.07.      Reinstatement; Stay of Acceleration. If at any time any payment of any portion of the Guaranteed Obligations is rescinded or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, each Loan Guarantor’s obligations under this Loan Guaranty with respect to such payment shall be reinstated at such time as though the payment had not been made. If acceleration of the time for payment of any of the Guaranteed Obligations is stayed upon the insolvency, bankruptcy or reorganization of any Borrower, all such amounts otherwise subject to acceleration under the terms of any agreement relating to the Guaranteed Obligations shall nonetheless be payable by the other Loan Guarantors forthwith on demand by the Administrative Agent. For the avoidance of doubt this paragraph shall survive the Termination Date and/or release of this Loan Guaranty.

Section 2.08.      Information. Each Loan Guarantor assumes all responsibility for being and keeping itself informed of each Borrower’s financial condition, affairs and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that each Loan Guarantor assumes and incurs under this Loan Guaranty, and agrees that none of the Administrative Agent, any Lender or any other Secured Party shall have any obligation to investigate the financial condition or affairs of the Obligated Parties for the benefit of such Loan Guarantor or to advise any Loan Guarantor of information known to it regarding those circumstances or risks or any fact respecting, or any change in, the financial condition, assets or affairs of any Obligated Party that might become known to any Secured Party at any time, whether or not such Secured Party knows or believes or has reason to know or believe that any such fact or change is unknown to such Loan Guarantor, or might (or does) increase the risk of such Loan Guarantor as guarantor hereunder, or might (or would) affect the willingness of such Loan Guarantor to continue as a guarantor of the Guaranteed Obligations hereunder.

Section 2.09.      Contribution; Subordination; Maximum Liability.

(a)           In the event that any Loan Guarantor (a “Paying Guarantor”) makes any payment or payments under this Loan Guaranty or suffers any loss as a result of any realization upon any Collateral granted by it to secure its Guaranteed Obligations (each such payment or loss, an “Accommodation Payment”), each other Loan Guarantor that has provided a Loan Guaranty in respect of such Guaranteed Obligations (each a “Non-Paying Guarantor”) shall contribute to such Paying Guarantor an amount equal to such Non-Paying Guarantor’s “Guarantor Percentage” of such Accommodation Payment by such Paying Guarantor. For purposes of this Article 2, each Non-Paying Guarantor’s “Guarantor Percentage” with respect to any Accommodation Payment by a Paying Guarantor shall be determined as of the date on which such Accommodation Payment was made by reference to the ratio of (a) such Non-Paying Guarantor’s Maximum Liability (as defined below) as of the date hereof (or with respect to any Person that becomes a Guarantor after the date hereof, as of the date such person became a Guarantor) to (b) the aggregate Maximum Liability of all Loan Guarantors in respect of such Guaranteed Obligations hereunder (including such Paying Guarantor) as of the date hereof (or with respect to any Person that becomes a Guarantor after the date hereof, as of the date such person became a Guarantor). As of any date of determination, the “Maximum Liability” of each Loan Guarantor shall be equal to the maximum amount of liability, after giving effect to the right to contribution under this Section 2.09(a), which could be asserted against such Loan Guarantor hereunder and under the Credit Agreement without (i) rendering such Loan Guarantor “insolvent” within the meaning of Section 101(32) of the Bankruptcy Code, Section 2 of the Uniform Fraudulent Transfer Act (“UFTA”) or Section 2 of the Uniform Fraud Conveyance Act (“UFCA”), (ii) leaving such Loan Guarantor with unreasonably small capital or assets, within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA, or (iii) leaving such Loan Guarantor unable to pay its debts as they become due within the meaning of Section 548 of the Bankruptcy Code, Section 4 of the UFTA or Section 5 of the UFCA. Nothing in this provision shall affect any Loan Guarantor’s several liability for the entire amount of the Guaranteed Obligations (up to such Loan Guarantor’s Maximum Liability). Each of the Loan Guarantors covenants and agrees that its right to receive any contribution under this Loan Guaranty from a Non-Paying Guarantor shall be subordinate and junior in right of payment to the Secured Obligations until the Termination Date. If, prior to the Termination Date, any such contribution payment is received by a Paying Guarantor at any time when an Event of Default exists, such contribution payment shall be collected, enforced and received by such Loan Guarantor as trustee for the Secured Parties and be paid over to the Administrative Agent on account of the Secured Obligations, but without affecting or impairing in any manner the liability of such Loan Guarantor under the other provisions of this Loan Guaranty. This provision is for the benefit of the Administrative Agent, the Lenders and the other Secured Parties.

(b)          It is the desire and intent of the Loan Guarantors and the Secured Parties that this Loan Guaranty shall be enforced against the Loan Guarantors to the fullest extent permissible under the Requirements of Law and public policies applied in each jurisdiction in which enforcement is sought. The provisions of this Loan Guaranty are severable, and in any action or proceeding involving any state corporate law, or any state, territorial, federal or foreign bankruptcy, insolvency, reorganization or other Requirements of Law affecting the rights of creditors generally, if the obligations of any Loan Guarantor under this Loan Guaranty would otherwise be held or determined to be avoidable, invalid or unenforceable on account of the amount of such Loan Guarantor’s liability under this Loan Guaranty, then, notwithstanding any other provision of this Loan Guaranty to the contrary, the amount of such liability shall, without any further action by the Loan Guarantors or the Secured Parties, be automatically limited and reduced to such Loan Guarantor’s Maximum Liability. Each Loan Guarantor agrees that the Guaranteed Obligations may at any time and from time to time exceed the Maximum Liability of such Loan Guarantor without impairing this Loan Guaranty or affecting the rights and remedies of the Administrative Agent hereunder; provided that nothing in this sentence shall be construed to increase any Loan Guarantor’s obligations hereunder beyond its Maximum Liability.

Section 2.10.      Representations and Warranties. As, when (including on the date hereof) and to the extent required in accordance with the terms of the Credit Agreement, each Loan Guarantor hereby makes each applicable representation and warranty made in the Loan Documents by the Borrowers with respect to such Loan Guarantor and each Loan Guarantor hereby further acknowledges and agrees that such Loan Guarantor has, independently and without reliance upon any Secured Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Loan Guaranty and each other Loan Document to which it is or is to be a party, and such Loan Guarantor has established adequate means of obtaining from each other Loan Guarantor on a continuing basis information pertaining to the business, condition (financial or otherwise), operations, performance, properties and prospects of each other Loan Guarantor.

Section 2.11.      Covenants. Each Loan Guarantor covenants and agrees that, until the Termination Date, such Loan Guarantor will perform and observe, and cause each of its subsidiaries that constitutes a Restricted Subsidiary to perform and observe, all of the terms, covenants and agreements set forth in the Loan Documents that the Borrowers have agreed to cause such Loan Guarantor or such subsidiary to perform or observe.

ARTICLE 3
GENERAL PROVISIONS

Section 3.01.      Liability Cumulative. The liability of each Loan Guarantor under this Loan Guaranty is in addition to and shall be cumulative with all liabilities of such Loan Guarantor to the Administrative Agent and the Lenders under the Credit Agreement and the other Loan Documents to which such Loan Guarantor is a party or in respect of any obligations or liabilities of the other Loan Guarantors, without any limitation as to amount, unless the instrument or agreement evidencing or creating such other liability specifically provides to the contrary.

Section 3.02.      No Waiver; Amendments. No delay or omission of the Administrative Agent in exercising any right or remedy granted under this Loan Guaranty shall impair such right or remedy or be construed to be a waiver of any Default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Loan Guaranty whatsoever shall be valid unless in writing signed by the Loan Guarantors and the Administrative Agent in accordance with Section 9.02 of the Credit Agreement and then only to the extent specifically set forth in such writing.

Section 3.03.      Severability of Provisions. To the extent permitted by applicable Requirements of Law, any provision of this Loan Guaranty that is held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions of this Loan Guaranty; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 3.04.      Additional Subsidiaries. Restricted Subsidiaries of the Borrowers may be required or may elect to enter into this Loan Guaranty as Subsidiary Parties pursuant to and in accordance with Section 5.12 of the Credit Agreement. Upon execution and delivery by any such Restricted Subsidiary of an instrument in substantially the form of Exhibit B hereto (each, a “Guaranty Supplement”), such Restricted Subsidiary shall become a Subsidiary Party hereunder with the same force and effect as if originally named as a Subsidiary Party herein. The execution and delivery of any such instrument shall not require the consent of any other Loan Guarantor hereunder or any other Person. The rights and obligations of each Loan Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Loan Guarantor as a party to this Loan Guaranty.

Section 3.05.      Headings. The titles of and section headings in this Loan Guaranty are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Loan Guaranty.

Section 3.06.      Entire Agreement. This Loan Guaranty and the other Loan Documents constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

Section 3.07.      CHOICE OF LAW. THIS LOAN GUARANTY AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS LOAN GUARANTY, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 3.08.      CONSENT TO JURISDICTION; CONSENT TO SERVICE OF PROCESS.

(a)           EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY US FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK (OR ANY APPELLATE COURT THEREFROM) OVER ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN GUARANTY AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL (EXCEPT AS PERMITTED BELOW) BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, FEDERAL COURT. EACH PARTY HERETO AGREES THAT SERVICE OF ANY PROCESS, SUMMONS, NOTICE OR DOCUMENT BY REGISTERED MAIL ADDRESSED TO SUCH PERSON SHALL BE EFFECTIVE SERVICE OF PROCESS AGAINST SUCH PERSON FOR ANY SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT. Each partY hereto agrees that a final judgment in any such action or proceeding may be enforced in other jurisdictions by suit on SUCH judgment or in any other manner provided by APPLICABLE REQUIREMENTS OF law.

(b)           EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LOAN GUARANTY AND BROUGHT IN ANY COURT REFERRED TO IN PARAGRAPH (a) OF THIS SECTION. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY CLAIM OR DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION, SUIT OR PROCEEDING IN ANY SUCH COURT.

(c)           TO THE EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL) DIRECTED TO IT AT ITS ADDRESS FOR NOTICES PROVIDED IN SECTION 9.01 OF THE CREDIT AGREEMENT. EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER THAT SERVICE OF PROCESS WAS INVALID AND INEFFECTIVE. NOTHING IN THIS LOAN GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY TO THIS LOAN GUARANTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 3.09.      WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE REQUIREMENTS OF LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS LOAN GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS LOAN GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 3.10.      Indemnity. Each Loan Guarantor hereby agrees to indemnify the Administrative Agent and the other Indemnitees, as set forth in Section 9.03 of the Credit Agreement.

Section 3.11.      Counterparts. This Loan Guaranty may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Loan Guaranty by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Loan Guaranty.

Section 3.12.      Successors and Assigns. Whenever in this Loan Guaranty any party hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party; and all covenants, promises and agreements by or on behalf of any Loan Guarantor or the Administrative Agent that are contained in this Loan Guaranty shall bind and inure to the benefit of their respective successors and permitted assigns. Except in a transaction permitted (or not restricted) under the Credit Agreement, no Loan Guarantor may assign any of its rights or obligations hereunder without the written consent of the Administrative Agent.

Section 3.13.      Survival of Agreement. Without limitation of any provision of the Credit Agreement or Section 3.10 hereof, all covenants, agreements, indemnities, representations and warranties made by the Loan Guarantors in the Loan Documents and in the certificates or other instruments delivered in connection with or pursuant to this Loan Guaranty or any other Loan Document shall be considered to have been relied upon by the Lenders and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such Lender or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until the Termination Date, or with respect to any individual Loan Guarantor until such Loan Guarantor is otherwise released from its obligations under this Loan Guaranty in accordance with Section 3.14.

Section 3.14.      Release of Loan Guarantors. Subject to Section 2.07, a Subsidiary Party shall automatically be released from its obligations hereunder and its Loan Guaranty shall be automatically released in the circumstances described in Article 8 and Section 9.18 of the Credit Agreement. In connection with any such release, the Administrative Agent shall promptly execute and deliver to any Loan Guarantor, at such Loan Guarantor’s expense, all documents that such Loan Guarantor shall reasonably request to evidence such termination or release. Any execution and delivery of documents pursuant to the preceding sentence of this Section 3.14 shall be without recourse to or warranty by the Administrative Agent (other than as to the Administrative Agent’s authority to execute and deliver such documents).

Section 3.15.      Payments. All payments made by any Loan Guarantor hereunder will be made without setoff, counterclaim or other defense and on the same basis as payments are made by the Borrowers under Sections 2.17 and 2.18 of the Credit Agreement.

Section 3.16.      Notice, etc. All notices and other communications provided for hereunder shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile or email, as follows:

(a)           if to any Loan Guarantor, addressed to it in care of the Borrowers at their respective addresses specified in Section 9.01 of the Credit Agreement;

(b)           if to the Administrative Agent or any Lender, at its address specified in Section 9.01 of the Credit Agreement;

(c)           if to any Secured Party in respect of any Secured Hedging Obligation, at its address specified in the Hedge Agreement to which it is a party; or

(d)           if to any Secured Party in respect of any Banking Services Obligation, at its address specified in the relevant documentation to which it is a party.

Section 3.17.      Set Off. In addition to any rights now or hereafter granted under applicable Requirements of Law and not by way of limitation of any such rights, while an Event of Default exists, the Administrative Agent, each Lender and each Issuing Bank shall be entitled to rights of setoff to the extent provided in Section 9.09 of the Credit Agreement.

Section 3.18.      Waiver of Consequential Damages, Etc. To the extent permitted by applicable Requirements of Law, none of the Loan Guarantors nor the Secured Parties shall assert, and each hereby waives, any claim against each other or any Related Party thereof, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Loan Guaranty or any agreement or instrument contemplated hereby, except, in the case of any claim by any Indemnitee against any of the Loan Guarantors, to the extent such damages would otherwise be subject to indemnification pursuant to the terms of Section 3.10.

Section 3.19.      Allocation of Proceeds. All monies collected by the Administrative Agent hereunder pursuant to the enforcement of remedies by the Administrative Agent hereunder shall be applied, to the extent, and in the manner, provided in Section 2.18 of the Credit Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, each Loan Guarantor and the Administrative Agent have executed this Loan Guaranty as of the date first above written.

Holdings:

EQT AVATAR INTERMEDIATE, INC.,

By:	/s/ Jason Howard
Name:	Jason Howard
Title:	President

By:	/s/ Robert Bradburn
Name:	Robert Bradburn
Title:	Vice President and Secretary

Borrowers:

EQT AVATAR HOLDINGS, INC.,

By:	/s/ Jason Howard
Name:	Jason Howard
Title:	President

By:	/s/ Robert Bradburn
Name:	Robert Bradburn
Title:	Vice President and Secretary

Signature Page to Loan Guaranty

Borrowers:

CERTARA HOLDCO, INC.,

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

CERTARA USA, INC.,

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

Signature Page to Loan Guaranty

Subsidiary Parties:

CERTARA HOLDING, INC.,

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

MBDD US, LLC,

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

TRIPOS INVESTMENTS, L.L.C.,

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

SYNCHROGENIX INFORMATION STRATEGIES, LLC,

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

CERTARA, L.P.

By:	/s/ Andrew Schemick
Name:	Andrew Schemick
Title:	CFO and Treasurer

Signature Page to Loan Guaranty

JEFFERIES FINANCE LLC,
as Administrative Agent

By:	/s/ Jason Kennedy
Name:	Jason Kennedy
Title:	Managing Director

Signature Page to Loan Guaranty

EXHIBIT A
SUBSIDIARY PARTIES

No.	Entity	Jurisdiction
1.	Certara Holding, Inc.	Delaware
2.	MBDD US, LLC	Delaware
3.	Tripos Investments, L.L.C.	Delaware
4.	Synchrogenix Information Strategies, LLC	Delaware
5.	Certara, L.P.	Delaware

A-1

EXHIBIT B
JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of [●] [●], 20[●], is entered into by [●], a [●] ([each, a] [the] “New Subsidiary”), in favor of Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”), pursuant to that certain Loan Guaranty, dated as of August 15, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Guaranty”), by and among EQT Avatar Intermediate, Inc., a Delaware corporation (“Holdings”), EQT Avatar Holdings, Inc., a Delaware corporation (“Buyer” or the “Initial Borrower”), Certara Holdco, Inc., a Delaware corporation (the “Parent Borrower”), Certara USA, Inc., a Delaware corporation (the “Co-Borrower” and, together with the Initial Borrower (prior to the consummation of the Closing Date Assumption (as defined in the Credit Agreement referred to below)) and the Parent Borrower, each a “Borrower” and collectively the “Borrowers”), the Subsidiary Parties (as defined below) from time to time party hereto (the foregoing, collectively, the “Loan Guarantors”) and the Administrative Agent. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Loan Guaranty.

[Each] [The] New Subsidiary, for the benefit of the Secured Parties, hereby agrees as follows:

1.       [Each] [The] New Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, [each] [the] New Subsidiary will be deemed to be a Loan Guarantor under the Loan Guaranty and a Loan Guarantor for all purposes of the Credit Agreement and shall have all of the rights, benefits, duties and obligations of a Loan Guarantor thereunder as if it had executed the Loan Guaranty. [Each] [The] New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Loan Guaranty. Without limiting the generality of the foregoing terms of this paragraph 1, [each] [the] New Subsidiary hereby absolutely and unconditionally and irrevocably guarantees, jointly and severally with the other Loan Guarantors, to the Administrative Agent and the Secured Parties, the prompt payment of the Guaranteed Obligations in full when and as the same become due (whether at stated maturity, upon acceleration or otherwise), and at all times thereafter, to the extent of and in accordance with the Loan Guaranty.

2.       [Each] [The] New Subsidiary hereby waives acceptance by the Administrative Agent and the Secured Parties of the guaranty by the New Subsidiary upon the execution of this Agreement by [each] [the] New Subsidiary.

3.       [Each] [The] New Subsidiary hereby (x) makes, as of the date hereof, the representation and warranty set forth in Section 2.10 of the Loan Guaranty[, except as set forth on Schedule A hereto,] and (y) agrees to perform and observe, and to cause each of its Restricted Subsidiaries to perform and observe, the covenants set forth in Section 2.11 of the Loan Guaranty.

4.       From and after the execution and delivery hereof by the parties hereto, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

5.       This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

6.       THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

7.       The provisions of this Agreement shall be deemed automatically incorporated by reference into the Loan Guaranty.

[Signature Page Follows]

IN WITNESS WHEREOF, [each] [the] New Subsidiary has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

[NEW SUBSIDIARY]

By:
Name:
Title:

[SCHEDULE A
CERTAIN EXCEPTIONS]